Exhibit 10.3

FORM OF THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Third Amendment”) is made and entered into effective as of June 1, 2022 (the “Amendment Date”) by and between Vantage Drilling International (the “Company”) and [Executive] (“Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of [date] (the “Agreement”);

WHEREAS, in light of the unprecedented global economic decline and public health crisis resulting from the spread of COVID-19, along with the collapse in oil prices worldwide, the Company previously undertook certain measures to ensure continued liquidity;

WHEREAS, for certain limited purposes, the Company and Executive previously agreed to reduce the “Base Salary” (as such term is used in the Agreement, and as the Base Salary was in effect on March 31, 2020) by 10%, effective July 1, 2020, with such reduced Base Salary remaining at such reduced amount unless or until otherwise changed by a subsequent amendment to the Agreement executed by the parties;

WHEREAS, effective as of June 1, 2022, Executive’s base salary will revert to the level of base salary under the Agreement as in effect on March 31, 2020; and

WHEREAS, pursuant to Section [19/22] of the Agreement, the Agreement may not be changed or modified or released or discharged or abandoned or otherwise terminated, in whole or in part, except by an instrument in writing signed by Executive and an officer or other authorized executive of the Company.

NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties to this Amendment agree as follows:

1.
All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2.
AMENDMENT
2.1
Amendment to Section 2.1 Base Salary. The parties to this Amendment agree that, effective as of June 1, 2022, the Executive’s Base Salary will revert to the level of base salary under the Agreement as was in effect on March 31, 2020 (such new Base Salary, the “New Base Salary”). The New Base Salary shall remain in effect unless or until otherwise changed by a subsequent instrument in writing signed by Executive and an officer or other authorized executive of the Company.
3.
Except as amended hereby, Executive and the Company hereby agree that the Agreement shall remain unmodified and in full force and effect.

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IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" #4870-7680-5924v2" "" #4870-7680-5924v2

IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed on its behalf, all as of the Amendment Date.

COMPANY:

VANTAGE DRILLING INTERNATIONAL

By:

Title:

Name:

EXECUTIVE:

__________________________________________

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